UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2021

OXFORD IMMUNOTEC GLOBAL PLC
(Exact name of registrant as specified in its charter)

England and Wales
(State or other jurisdiction
of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom
(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 8, 2021 (the “Effective Date”), pursuant to the Implementation Agreement, dated as of January 7, 2021 (the “Implementation Agreement”), by and among Oxford Immunotec Global PLC, a public limited company incorporated in England and Wales (the “Company”), PerkinElmer, Inc., a Massachusetts corporation (“Bidder”), and PerkinElmer (UK) Holdings Limited, a private limited company incorporated in England and Wales and a wholly-owned subsidiary of Bidder (“Bidco”), Bidco acquired the entire issued share capital of the Company, £0.006705 nominal value per share (“Company Shares”), for $22.00 in cash per Company Share (the “Consideration”) and the Company became a subsidiary of Bidco (the “Acquisition”). Under the terms of the Implementation Agreement, the Acquisition was implemented by means of a scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”). The Consideration was funded by Bidder through borrowings under its senior unsecured revolving credit facility as well as cash-on-hand.

The foregoing description of the Scheme and the Acquisition does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete terms of the Implementation Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 7, 2021, which is incorporated herein in its entirety by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the transactions described in Item 2.01 of this Current Report on Form 8-K (this “Form 8-K”), on the Effective Date, the Company notified the Nasdaq Global Market (“Nasdaq”) that the Scheme had become effective and requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and/or registration on Form 25 (the “Form 25”) to effect the delisting from Nasdaq of the Company’s Ordinary Shares, £0.006705 nominal value per share (the “Ordinary Shares”) and the deregistration of the Ordinary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Ordinary Shares will be effective 10 days after the filing of the Form 25. In addition, the Company intends to file with the SEC a certification on Form 15 requesting the deregistration of the Ordinary Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Change in Control of Registrant

The information set forth in Item 2.01, 5.02 and 5.03 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On the Effective Date, in connection with the Implementation Agreement and the Acquisition, each of the eight previous non-executive directors of the Company (Richard A. Sandberg, Ronald Andrews Jr., Patrick J. Balthrop Sr., Patricia Randall, Mark Klausner, Herman Rosenman, James R. Tobin, and A. Scott Walton) voluntarily resigned from the board of directors of the Company on the Scheme becoming effective. On the Effective Date, Joel Goldberg became a director of the Company, joining Peter Wrighton-Smith, Ph.D. on the board of directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Scheme, on March 8, 2021, the Company adopted amended articles of association by special resolution and by further special resolution the Company authorized (i) the re-registration of the Company as a private limited company, (ii) the name of the Company being changed to “Oxford Immunotec Global Limited” and (iii) the adoption of new articles of association to reflect the re-registration (the “Amendment to the Articles of Association”). The Company expects that on March 9, 2021, the Registrar for the Companies for England and Wales will issue a new certificate of incorporation and re-registration will be made effective. The Amendment to the Articles of Association is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference. The information set forth in Item 2.01 of this Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
2.1
Implementation Agreement, dated January 7, 2021, by and among the Company, Bidder and Bidco (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on January 7, 2021).

3.1	Amendment to the Articles of Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2021	OXFORD IMMUNOTEC GLOBAL PLC

	By:	/s/ Matthew T E McLaughlin
Name: Matthew T E McLaughlin
Title: Chief Financial Officer